UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2014

Alta Mesa Holdings, LP
(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15021 Katy Freeway, Suite 400 Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 530-0991

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant

Item 4.01 (a):

On December 1, 2014, UHY LLP notified Alta Mesa Holdings, LP, a Texas limited partnership (the “Company”) that the Texas practice of UHY LLP was sold to BDO USA, LLP (“BDO”) and, as a result, resigned as the Company’s independent registered public accounting firm on that date. On December 2, 2014, the Board of Directors (the “Board”) of Alta Mesa Holdings GP, LLC, the general partner of the Company, engaged BDO as the Company’s independent registered public accountant for the Company’s fiscal year ending December 31, 2014.  BDO has advised the Company of its acceptance of that engagement.

UHY LLP’s reports on the Company’s consolidated financial statements for the years ended December 31, 2012 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change principal accountants was approved by the full Board, which serves as the Company’s Audit Committee.

During the two most recent fiscal years and for subsequent interim periods through December 1, 2014, there have been no disagreements (within the meaning of Item 304(a) of Regulation S-K) between the Company and UHY LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement if not resolved to the satisfaction of UHY LLP, would have caused UHY LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such years.

During the two most recent fiscal years and for subsequent interim periods through December 1, 2014, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided to UHY LLP a copy of this disclosure in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K, and has requested UHY LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether UHY LLP agrees with the statements made by the Company in this report in response to Item 304(a) of Regulation S-K. A copy of UHY LLP’s letter dated December 2, 2014 is filed herewith as Exhibit 16.1.

Item 4.01(b):

On December 2, 2014, the Board engaged BDO as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014. During the Company’s two most recent fiscal years or subsequent interim periods through December 2, 2014,  neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

2
Exhibit Number	Title of Document
16.1	Letter from UHY LLP to the Securities and Exchange Commission dated December 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alta Mesa Holdings, LP (Registrant)
December 5, 2014 (Date)	/s/ MICHAEL A. MCCABE Michael A. McCabe Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document
16.1	Letter from UHY LLP to the Securities and Exchange Commission dated December 2, 2014.